EXHIBIT 10.7

                                                                EXHIBIT C

                      REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT dated as of July 12, 1999, between Global Water Technologies, Inc., a Delaware corporation (the "Company"), and the Investors who have purchased or who will purchase Units, as described below (each a "Shareholder").

                                RECITALS

     A. The Company has offered and the Shareholder has purchased units (the "Units"), each consisting of 200,000 shares of the Company's Common Stock (the "Shares") and 200,000 Class C Warrants to purchase Common Stock ("Class C Warrants"), pursuant to the Private Placement Memorandum, dated July 12, 1999 (the "Memorandum"), pursuant to which the Company agreed to use its best efforts to register for resale the Shares and the shares of Common Stock underlying the Class C Warrants (the "Warrant Shares") purchased by the Shareholder in a registration statement to be filed by the Company within 30 days of closing of the Private Placement. Each such purchaser of Shares is referred to as "Registering Shareholder," and, collectively referred to as "Registering Shareholders," and the Shares and Warrant Shares of the Registering Shareholders to be registered in any registration statement as set forth herein are collectively referred to as the "Registrable Securities." The term "Registrable Securities" includes shares of the Company's Common Stock issued in respect of, in exchange for or in replacement of the Common Stock in the event of any stock split, stock combination, stock dividend, recapitalization, consolidation or similar event.

     B. The Company and the Shareholders desire to enter into this Agreement to provide for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the disposition of the Registrable Securities and certain other matters.

                                AGREEMENT

     The parties agree as follows:

     Section 1.     REGISTRATION RIGHTS.

          (a) The Company shall use its reasonable best efforts to file a Registration Statement under the Securities Act and under any applicable state securities laws, within 30 days after the final closing of the private offering made pursuant to the Memorandum, dated July 12, 1999, and shall include in the Registration Statement all Registrable Securities. Notwithstanding anything in the foregoing to the contrary, the Company shall not be required to offer Registering Shareholders the opportunity to include their Registrable Securities in more than one Registration Statement; PROVIDED that a Registration Statement shall be deemed not to have been prepared and filed if the same does not become effective; PROVIDED, FURTHER, that the Company will use its best efforts to register the Registrable Securities for public resale on or before 120 days after the final closing, or, if earlier, within five days of receipt from the SEC of notice that the SEC has no further comments with respect to the Registration Statement.

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          (b)  The Company shall provide each Registering Shareholder, each underwriter participating in any disposition pursuant to such registration and their respective representatives reasonable opportunity for due diligence in connection with the registration of Registrable Securities of the Registering Shareholder pursuant to this Section 1.

          (c) Notwithstanding anything herein to the contrary, the Company shall not be required to include in any registration pursuant to this
Section 1 any Registrable Securities owned by a Registering Shareholder if such Registering Shareholder or any underwriter of Registrable Securities shall fail to furnish to the Company the information in respect of the distribution of the shares that may be required under this Agreement to be furnished by the Registering Shareholder or the underwriter to the Company.

          (d) Each Registering Shareholder shall furnish, and shall cause each underwriter of the Registrable Securities of the Registering Shareholder to be distributed pursuant to the Registration Statement to furnish, to the Company in writing promptly upon the request of the Company the additional information regarding the Registering Shareholder or the underwriter, the contemplated distribution of the Registrable Securities and the other information regarding the proposed distribution by the Registering Shareholder and the underwriter that shall be required in connection with the proposed distribution by the applicable securities laws of the United States of America and the states thereof in which the Registrable Securities are contemplated to be distributed. The information furnished by any Registering Shareholder or any underwriter shall be certified by the Registering Shareholder or the underwriter, as the case may be, and shall be stated to be specifically for use in connection with the registration.

          (e) The Company shall prepare and file with the Securities and Exchange Commission the Registration Statement, including the Prospectus (as defined in Section 1(g)), under the Securities Act and as required under any applicable state securities laws, on the form that is then required or available for use by the Company to permit each Registering Shareholder, upon the effective date of the Registration Statement, to use the Prospectus in connection with the contemplated distribution by the Registering Shareholder of the Registrable Securities so registered. The Company shall deliver to each Registering Shareholder, without charge, one conformed copy of the Registration Statement, without exhibits, and each amendment or post-effective amendment thereof. The Company shall use its best efforts to cause the Registration Statement to become effective and, as soon as practicable after the effectiveness thereof, shall deliver to each Registering Shareholder evidence of the effectiveness and a reasonable supply of copies of the Prospectus. In addition, if necessary for resale by the Registering Shareholders, the Company shall qualify or register in such states as may be reasonably requested by each Registering Shareholder the Registrable Securities of the Registering Shareholder that shall have been included in the Registration Statement; PROVIDED that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any state in which it is not subject to process or qualified as of the date of the request.

          (f) The Company shall use its best efforts to cause the Registration Statement and the Prospectus to remain effective or current, as the case may be, including the filing of necessary

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amendments, post-effective amendments and supplements, and shall furnish copies of such amendments, post-effective amendments and supplements to the Registering Shareholders, so as to permit distributions by the Registering Shareholders during a period of four years from the effective date of the Registration Statement, but in no event longer than that date when Rule 144(k) is available for the sale of the Registrable Securities. During such respective contemplated periods of distribution, the Company shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities that shall have been included in the Registration Statement in accordance with the intended methods of disposition by the Registering Shareholders set forth in the Registration Statement, the Prospectus or the supplement, as the case may be. The Company shall not be deemed to have used its best efforts to cause the Registration Statement to remain effective during the applicable period if it voluntarily takes any action (other than an action required under applicable law) that would result in the Registering Shareholders not being able to dispose of the Registrable Securities during that period in accordance with the intended methods of disposition. The Company shall notify each Registering Shareholder, at any time when a prospectus with respect to the Registrable Securities is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or the Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment. Notwithstanding anything in the foregoing to the contrary, the Company may at any time upon notice to each Registering Shareholder terminate the effectiveness of the Registration Statement or upon notice to any Registering Shareholder withdraw from the Registration Statement the Registrable Securities of the Registering Shareholder if, in the written opinion of counsel for the Company addressed to the Shareholder, there shall have arisen any legal impediment to the offer of the Registrable Securities made by the Prospectus or if any legal action or administrative proceeding shall have been instituted or threatened or any other claim shall have been made relating to the offer made by the Prospectus or against any of the parties involved in the offer; PROVIDED that, promptly after those matters shall be resolved to the satisfaction of counsel for the Company, pursuant to this Section 1 the Company shall cause the registration of Registrable Securities formerly covered by the Registration Statement that were removed from registration by the action of the Company.

          (g) If requested by any Registering Shareholder or an underwriter, the Company shall as promptly as practicable prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or Prospectus containing such information as the Registering Shareholder or the underwriter requests to be included therein, including, without limitation, information with respect to the Registrable Securities being sold by the Registering Shareholder, the price at which the Registrable Securities will be sold and other terms of the offering

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of the Registrable Securities by the Registering Shareholder.

          (h) Each Registering Shareholder shall report to the Company distributions made by the Registering Shareholder of Registrable Securities pursuant to the Prospectus and, upon written notice by the Company that an event has occurred as a result of which an amendment or supplement to the Registration Statement or the Prospectus is required, the Registering Shareholder shall cease further distributions pursuant to the Prospectus until notified by the Company of the effectiveness of the amendment or supplement. Each Registering Shareholder shall distribute Registrable Securities only in accordance with the manner of distribution contemplated by the Prospectus with respect to the Registrable Securities. Each Registering Shareholder, by participating in a registration pursuant to this Section 1, acknowledges that the remedies of the Company at law for failure by the Registering Shareholder to comply with the undertaking contained in this Section 1(h) would be inadequate and that the failure would not be adequately compensable in damages and would cause irreparable harm to the Company, and therefore agrees that undertakings made by the Registering Shareholder in this Section 1(h) may be specifically enforced.

          (i) The Company shall cooperate with each Registering Shareholder and each underwriter to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the Registering Shareholder or the underwriter may request. The Company shall pay all transfer or other fees of the Company's transfer agent in connection with obtaining certificates without restrictive legends.

          (j) The Company shall use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at lease twelve months, but not more than eighteen months, beginning with the first calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (k) The Company shall take all action required to cause the Registrable Securities to be qualified for inclusion in the National Association of Securities Dealers Automated Quotation/National Market System ("Nasdaq/NMS") or Small Cap Market ("Nasdaq/Small Cap"), as applicable, if other securities of the Company are so registered.

          (l) For the purposes of this Section 1, the following terms shall have the following meanings:

          (1) "Registration Statement" means a registration statement filed by the Company in accordance with Section 1(e), including exhibits and financial statements thereto, in the form in which it shall become effective and, in the event of any amendment thereto after the

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     effective date of the registration statement, also means (from and after the effectiveness of the amendment) the registration statement as so amended;

          (2) "Rule 144 Transaction" means a transaction involving the sale of Registrable Securities to a person other than an affiliate of the Company under circumstances in which all of the applicable conditions of Rule 144 or Rule 144A (or any similar provisions then in force) under the Securities Act are satisfied; and

          (3) "Prospectus" means the prospectus relating to the Registrable Securities owned by the Registering Shareholders included in a Registration Statement and, in the event of any amendment or supplement to the prospectus after the effective date of the Registration Statement, also means (from and after the effectiveness of the amendment or the filing with the Securities and Exchange Commission of the supplement) the prospectus as so amended or supplemented and, if a prospectus relating to the Registrable Securities shall be filed with the Securities and Exchange Commission pursuant to Rider 424 under the Securities Act, such prospectus.

     Section 2.     EXPENSES.

          (a) The Company shall bear all expenses in connection with the registration of Registrable Securities pursuant to Section 1, whether or not any related Registration Statement shall become effective. Such expenses include, but are not limited to the expenses of:

          (1) preparing, printing and filing each Registration Statement and Prospectus and each qualification or notice required to be filed under federal and state securities laws or the rules and regulations of an exchange and the National Association of Securities Dealers, Inc. (the "NASD") in connection with a registration pursuant to
     Section 1;

          (2) all fees and expenses of complying with federal and state securities laws and the rules and regulations of the NASD;

          (3) furnishing to each requesting Registering Shareholder one conformed copy of the related Registration Statement, without exhibits, and the number of copies of the related Prospectus that may be required by Section 1(e) to be so furnished, together with a like number of copies of each amendment, post-effective amendment or supplement;

          (4) preparing audited financial statements required by the Securities Act and the rules and regulations thereunder to be included in the Registration Statement and preparing audited financial statements for use in connection with the registration other than audited financial statements required by the Securities Act and the rules and regulations thereunder;

          (5) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

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          (6)  listing of the Registrable Securities on national securities exchanges and inclusion of the Registrable Securities in Nasdaq/NMS or Nasdaq/Small Cap; and

          (7) fees and expenses of any special experts retained by the Company in connection with the registration.

          (b) The Registering Shareholders shall bear all of their respective selling expenses, such as their respective selling commissions, underwriting discounts, insurance and fees of counsel for the Registering Shareholders and their underwriters and applicable transfer fees and expenses.

     Section 3.     INDEMNIFICATION

          (a) The Company shall indemnify and hold harmless each Registering Shareholder participating in a registration pursuant to Section 1, each underwriter of any of the Registrable Securities owned by the Registering Shareholder to be distributed pursuant to the Registration Statement, each partner in each Registering Shareholder, the officers and directors of the Registering Shareholder and the underwriter and each person, if any, who controls the Registering Shareholder, each partner in each Registering Shareholder or the underwriter within the meaning of
Section 15 (or any successor provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Registering Shareholder and each other person indemnified pursuant to this
Section 3(a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED that the Company shall not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by any Registering Shareholder or underwriter for a Registered Shareholder specifically for use in the Registration Statement or the Prospectus.

          (b) Each Registering Shareholder, by participating in a registration pursuant to Section 1, thereby agrees to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any successor provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and each other person indemnified pursuant to this Section 3(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED that this Section 3(b) shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Registering

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Shareholder specifically for use in the Registration Statement or the
Prospectus; PROVIDED, FURTHER, that in no event shall the liability of a Registering Shareholder hereunder be greater in amount than the dollar amount of the proceeds received by the Registering Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligations.

          (c) If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any person indemnified under this Section 3, the indemnified person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense of the action or proceeding, including the employment of counsel satisfactory to the indemnified person and the payment of all expenses. The indemnified person shall have the right to employ separate counsel in any action or proceeding and to participate in the defense of the action or proceeding, but the fees and expenses of that counsel shall be at the expense of the indemnified person unless

          (1) the indemnifying party shall have agreed to pay those fees and expenses; or

          (2) the indemnifying party shall have failed to assume the defense of the action or proceeding or shall have failed to employ counsel reasonably satisfactory to the indemnified person in the action or proceeding; or

          (3) the named parties to the action or proceeding (including any impleaded parties) include both the indemnified person and the indemnifying party, and the indemnified person shall have been advised by counsel that there may be one or more legal defenses available to the indemnified person that are different from or additional to those available to the indemnifying party (in which case, if the indemnified person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified person; it being understood, however, that the indemnifying party shall not, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the indemnified person, which firm shall be designated in writing by the indemnified person).

The indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent, but no settlement shall be entered into by the Indemnifying Party which does not provide for the complete and final release of the Indemnified Party.

          (d) If the indemnification provided for in this Section 3 is unavailable to an indemnified person (other than by reason of exceptions provided in this Section 3) in respect of losses, claims, damages, liabilities or expenses referred to in this Section 3, then each applicable indemnifying party, in lieu of indemnifying the indemnified person, shall contribute to the amount paid or payable by the indemnified person as a result of the losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one

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hand and of the indemnified person on the other in connection with the statements or omissions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person and by these persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a person as a result of the losses, claims, damages, liabilities and expenses shall be deemed to include any legal or other fees or expenses reasonably incurred by the person in connection with investigating or defending any action or claim. Notwithstanding in the foregoing to the contrary, no Registering Shareholder or underwriter shall be required to contribute any amount in excess of the amount by which (1) in the case of any Registering Shareholder, the net proceeds received by the Registering Shareholder from the sale of Registrable Securities or (2) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Registering Shareholder or underwriter, as the case may be, has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission. No person guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) Each Registering Shareholder participating in a registration pursuant to Section 1 shall cause each underwriter of any of the Registrable Securities owned by the Registering Shareholder to be distributed pursuant to the Registration Statement to agree in writing on terms reasonably satisfactory to the Company to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any successors provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company and each other person indemnified pursuant to the agreement for any legal or any other expense reasonably incurred in connection with investigating or defending any claim, loss, damage, liability or action; PROVIDED that the agreement shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the underwriter specifically for use in the Registration Statement or the Prospectus.

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     Section 4.     TRANSFER RESTRICTIONS.

          (a) The Shareholder acknowledges that the Company will issue and sell the Units in reliance upon the exemption afforded by Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering and Rule 506 of Regulation D adopted thereunder. The Shareholder represents that (1) Shareholder will acquire the Units and the Registrable Securities for investment and without any view toward distribution of any of the Registrable Securities to any other person, (2) Shareholder will not sell or otherwise dispose of the Registrable Securities except in compliance with the registration requirements or exemption provisions under the Securities Act and (3) before selling or otherwise disposing of any of the Registrable Securities other than in a sale registered under the Securities Act, or pursuant to Rule 144 under the Securities Act unless the Company shall have been advised by counsel that the sale does not meet the requirements of Rule 144 for the sale, the Shareholder will deliver to the Company an opinion of counsel, which counsel shall be reasonably satisfactory to the Company to the effect that such registration is unnecessary.

          (b) Except as provided to the contrary in this Section 4, each certificate for Registrable Securities, and any certificate issued in exchange therefor or upon conversion, exchange or transfer thereof, shall bear the legend below:

          The securities represented by this certificate have not been registered under the Securities Act of 1933 ("the Act") or the securities laws of any state and are 'restricted securities' as that term is defined in rule 144 of the Act. The securities have been acquired for investment and may not be sold, transferred for value, pledged, hypothecated, or otherwise encumbered in the absence of an effective registration of them under the Act and the securities act of such states as may be required, or in the absence of an opinion of counsel acceptable to the corporation that such registration is not required under such act or laws.

          (c) The legend stated in Section 4(b)(1) shall be removed by delivery of one or more substitute certificates without such legend if either (1) the related certificates are issued in connection with a sale registered under the Securities Act or (2) the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act.

     Section 5. FILINGS. The Company shall make all filings with the Securities and Exchange Commission required in order to make available to the holders of Registrable Securities the exemption from the registration requirements provided by Rule 144 (or any successor regulation) under the Securities Act.

     Section 6. MERGER, CONSOLIDATION, EXCHANGE. ETC. In the event, directly or indirectly, (1) the Company shall merge with and into, or consolidate with, or consummate a share exchange, or (2) any person shall merge with and into, or consolidate, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Registrable Securities shall be changed into or exchanged for stock

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or other securities of any other person, then, in each such case, proper provision shall be made so that such other person shall be bound by the provisions of this Agreement and the term "Company" shall thereafter be deemed to refer to such other person.

     Section 7. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the party at its address stated on the signature pages of this Agreement or at any other address as the party may specify for this purpose by notice to the other party. All communications from the Company shall be copied to Westminster Securities Corporation, the placement agent for the Units. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgment of delivery is received.

     Section 8. NO WAIVERS; REMEDIES. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 9. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by a party to this Agreement from any provision 'of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other party to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

     Section 10.    SUCCESSORS AND ASSIGNS.

          (a) The Shareholder may assign to any transferee of Registrable Securities the Shareholder's rights and delegate the Shareholder's obligations under this Agreement; provided that such transferee assignee shall accept those rights and assume those obligations for the benefit of the Company in writing in form reasonably satisfactory to the Company. Thereafter, without any further action by any person, all references in this Agreement to the "Shareholder," and all comparable references, shall be deemed to be references to the transferee, and the Shareholder shall be released from any obligation or liability under this Agreement with respect to the Registrable Securities so transferred.

          (b) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns pursuant to Section 11(a).

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     Section 11.    GOVERNING LAW.  This Agreement shall be governed by and
construed in accordance with the internal laws of the State of Colorado.
All rights and obligations of the Company and the Shareholder shall be in addition to and not in limitation of those provided by applicable law.

     Section 12. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

     Section 13. SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

     Section 14. HEADINGS AND REFERENCES. Section headings in this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties and sections in this Agreement are references to the parties to or the sections of this Agreement, as the case may be, unless the context shall require otherwise.

     Section 15. ENTIRE AGREEMENT. Except as otherwise specifically provided in the following sentence, this Agreement embodies the entire agreement and understanding of the respective parties and supersedes all prior agreements or understandings with respect to the subject matters of those documents.

     Section 16. SURVIVAL. Except as otherwise specifically provided in this Agreement, each representation, warranty or covenant of each party to this Agreement contained in or made pursuant to this Agreement shall survive the Closing and remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by any other party of a related condition precedent to the performance by the other party of an obligation under this Agreement.

     Section 17. NON-EXCLUSIVE JURISDICTION. Each party (1) agrees that any action with respect to this Agreement may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action in those jurisdictions.

     Section 18. WAIVER OF JURY TRIAL. Each party waives any right to a trial by jury in any action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Agreement and agrees that any action shall be tried before a court and not before a jury.

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

     Section 19. AFFILIATE. Nothing contained in this Agreement shall constitute the Shareholder an "affiliate" of any of the Company and its subsidiaries within the meaning of Rule 13e-3 under the Exchange Act.

          IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above in Denver, Colorado.

                              GLOBAL WATER TECHNOLOGIES, INC.


                              By:________________________________
                                   George A. Kast, President

                              Address:  Global Water Technologies, Inc.
                                        1767 Denver West Boulevard
                                        Golden, Colorado 80401
                                        (303) 215-1100


                              SHAREHOLDER:


                              ___________________________________
                              Signature

                              ___________________________________
                              Name (print)

                              Address:___________________________
                                      ___________________________
                                      ___________________________

                              Telecopy:__________________________



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